UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017

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TurnKey Capital, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	333-186282	33-1225521
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2929 East Commercial Blvd., PH-D, Fort Lauderdale, FL 33308

(Address of Principal Executive Office) (Zip Code)

954-440-4678

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry Into a Material Definitive Agreement

If the registrant has entered into a material definitive agreement not made in the ordinary course of business of the registrant.

On June 30, 2017, Turnkey Capital Inc. (“TKCI”), entered into a Strategic Alliance Agreement (the “Agreement”)  with Seminole Indian Company (“SIC”), a company controlled by Chief James E. Billie and Craig Talesman. The purpose and intent of this Agreement is to combine the resources and talents of, TKCI and SIC, in order to take advantage of every opportunity permitted by tribal sovereignty to create revenue streams in multiple areas in conjunction with operating partners that have existing marketing and customers in place, thereby limiting the capital requirements and risk. TKCI believes that structuring operations with Tribal Sovereignty should facilitate the delivery of the financial advantages of operating in a tax-free environment with limited liability, plus other benefits such as permit and zoning ease, supporting an ideal structure for investment capital and successful entrepreneurial ventures.

The agreement is for 24 months. TKCI will have an active role in developing the strategic direction of any acquired clients, which include defining short and long-term strategic goals; identifying and planning for the critical success factors to reach these goals; identifying and addressing the challenges and operational improvements required to achieve the critical success factors and, ultimately, the strategic goals. SIC, represented by Chief James E. Billie and Craig Talesman, will assist in the closing of the transactions by: 1) participating in meetings with key decision makers, providing process overview, and describing case histories of similarly situated projects; and 2) providing advice on issues such as i) location; (ii) deal structure; (iii) funding; (iv) timing/phasing; (v) cash flow/revenue collection issues; and (vi) other major implementation issues.

Net revenue from business operations created by the Alliance will be distributed equally – 50/50 - to TKCI and SIC.

TKCI will reserve ten percent (10%) of the shares of TKCI for SIC. These shares will be issued once an exclusivity agreement is reached between TKCI and SIC.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits.

NUMBER	EXHIBIT

1.1	Strategic Alliance Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2017	TURNKEY CAPITAL, INC.

	By:	/s/ Neil Swartz
Neil Swartz
Chief Executive Officer